Exhibit 99.1

Albireo Announces Proposed Public Offering of 3,000,000 Shares of Common Stock

BOSTON, September 8, 2020 — Albireo Pharma, Inc. (Nasdaq: ALBO), a clinical-stage orphan pediatric liver disease company developing novel bile acid modulators, announced today that it has commenced a proposed underwritten public offering of 3,000,000 shares of its common stock. In connection with the offering, Albireo intends to grant the underwriters a 30-day option to purchase up to an additional 450,000 shares of common stock. All of the shares in the offering will be sold by Albireo. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.

Cowen and William Blair are acting as the joint book-running managers and representatives of the underwriters for the offering.

The offering will be made only by means of a written prospectus and related prospectus supplement forming part of a shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (SEC) on May 7, 2020 and declared effective by the SEC on May 18, 2020. A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the offering will be filed with the SEC and will be available at the SEC’s website located at www.sec.gov, copies of which may be obtained, when available, from Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com or by telephone at (833) 297-2926, or from William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, or by email at prospectus@williamblair.com or by telephone at 1-800-621-0687.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Albireo

Albireo Pharma is a clinical-stage biopharmaceutical company focused on the development of novel bile acid modulators to treat orphan pediatric liver diseases, and other liver and gastrointestinal diseases and disorders. Albireo’s lead product candidate, odevixibat, is being developed to treat rare pediatric cholestatic liver diseases and is in Phase 3 development in progressive familial intrahepatic cholestasis (PFIC) and biliary atresia, with a third Phase 3 trial being planned in Alagille syndrome. Albireo was spun out from AstraZeneca in 2008. Albireo Pharma is located in Boston, Massachusetts, and its key operating subsidiary is located in Gothenburg, Sweden.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements, other than statements of historical fact, regarding, among other things, the proposed public offering of common stock. Albireo often uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “planned,” “continue,” “guidance,” and similar expressions to identify forward-looking statements. Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various risks, uncertainties and other factors, including, but not limited to: uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all, and other risks and uncertainties that are described under the heading “Risk Factors” in Albireo’s preliminary prospectus supplement to be filed with the SEC, Albireo’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. As a result of risks and uncertainties that Albireo faces, the results or events indicated by any forward-looking statement may not occur. Albireo cautions you not to place undue reliance on any forward-looking statement. In addition, any forward-looking statement in this press release represents Albireo’s views only as of the date of this press release and should not be relied upon as representing its views as of any subsequent date. Albireo disclaims any obligation to update any forward-looking statement, except as required by applicable law.

Investor Contact:

Hans Vitzthum

LifeSci Advisors, LLC

617-430-7578

Media Contact:

Claire LaCagnina

6 Degrees

315-765-1462

clacagnina@6degreespr.com